SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

              PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant |X|

     Filed by a Party other than the Registrant |_|

     Check the appropriate box:

     |X|  Preliminary Proxy Statement
     |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     |_|  Definitive Proxy Statement
     |_|  Definitive Additional Materials
     |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        BOOK CORPORATION OF AMERICA
                        ----------------------------
             (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
          |_|  Fee paid previously with preliminary materials:
          |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
               1) Amount previously paid:
               2) Form, Schedule or Registration Statement No.:
               3) Filing Party:
               4) Date Filed:


                                                          PRELIMINARY COPY


                        BOOK CORPORATION OF AMERICA
                    1725 EAST WARM SPRINGS ROAD, STE. 10
                          LAS VEGAS, NEVADA 89119


                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A special meeting of stockholders of Book Corporation of America will be held at the offices of Book Corporation of America, 1725 East Warm Springs Road, Suite 10, Las Vegas Nevada 89119 on May ___, 2002, at 10:00 a.m., local time, for the following purposes:

     1. To approve a resolution of the board of directors to change our domicile from Utah to Nevada by entering a Agreement and Plan of Merger with a Nevada corporation;

     2. To approve a resolution of the board of directors to amend our Articles of Incorporation to:
          (a) effect a name change to Secured Diversified Investment, Ltd.("SDI")(or other such name as may be available);

          (b) change the par value on the authorized common shares to $.001; and
          (c) to authorize 50,000,000 shares of Preferred Stock at a par value of $.01;

     3. To elect one director to our company's Board of Directors. The director will be elected to serve for a period of one year and until his successor is elected and qualified;

     4. To adopt the SDI 2002 Stock Option Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code;

     5. To amend our bylaws to effect a change in our fiscal year end from October 31 to a calendar year end or December 31.

     6. To ratify the actions of our officers and directors for the last fiscal year and for the period from the fiscal year end through the date of this special shareholder meeting.

     7. To transact any other business as may properly come before the meeting or at any adjournment thereof.

     Our board of directors has fixed the close of business on May 6, 2002 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on May 6, 2002 will be entitled to notice of, and to vote at, the special meeting of stockholders. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our corporate headquarters, 1725 East Warm Springs Road, Suite 10, Las Vegas, Nevada 89119.


                                     1
     All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the special meeting of stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                          YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              By order of the board of directors,


                              RONALD ROBINSON
                              President


 _________________, 2002







                                     2
                                                          PRELIMINARY COPY



                        BOOK CORPORATION OF AMERICA
                    1725 EAST WARM SPRINGS ROAD, STE. 10
                          LAS VEGAS, NEVADA 89119

                              PROXY STATEMENT

     GENERAL

     SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of Book Corporation of America, a Utah corporation, in connection with the solicitation of proxies by our board of directors for use at our special meeting of stockholders to be held at 10:00 a.m., local time, on May ___, 2002, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about May ___, 2002.

     COST OF SOLICITATION. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of our Common Stock.

     OUTSTANDING VOTING SHARES. Only stockholders of record at the close of business on May 6, 2002, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, we had 2,349,540 outstanding shares of Common Stock, par value $.005 per share, which are our only securities entitled to vote at the meeting, each share being entitled to one vote.

     VOTE REQUIRED FOR APPROVAL. Shares of Common Stock will vote with respect to each proposal. Under our Bylaws, Proposals 1, 2, 3, 4, 5, 6 and 7 each require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the Special Meeting in person or by proxy. With respect to Proposal 3 votes may be cast by a stockholder in favor of the nominee or withheld. With respect to Proposals 1, 2, 4, 5, 6 and 7 votes may be cast by a stockholder in favor or against the Proposals or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter.

     Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved


                                     1
     VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by our company prior to the Special Meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Special Meeting will be voted FOR Proposals 1, 2, 3, 4, 5, 6 and 7. You may revoke your proxy by giving written notice of revocation to our Secretary at any time before it is voted, by submitting a later-dated proxy or by attending the Special Meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

                               PROPOSAL ONE:

               APPROVE A RESOLUTION OF THE BOARD OF DIRECTORS
                 TO CHANGE OUR DOMICILE FROM UTAH TO NEVADA

     You are being asked to approve a resolution of the board of directors to change our domicile from Utah to Nevada.

     POTENTIAL EFFECTS OF CHANGING DOMICILE FROM UTAH TO NEVADA
     -----------------------------------------------------------

     We believe that changing our domicile from Utah to Nevada will allow us to avail ourselves of the full advantages of the Nevada Revised Statutes as well as other tax advantages of doing business in Nevada, such as no state income tax. We can give no assurance, however, that any difference in the Nevada Revised Statute compared to the Utah Revised Business Corporation Act will be beneficial to either stockholders and/or the corporation.

     PROCEDURE FOR CHANGING DOMICILE
     -------------------------------
     Nevada law provides that to change the domicile of a foreign corporation to Nevada, the corporation must merge with a Nevada corporation. Subject to the approval of proposals one and two of this proxy we will: form and merge with a Nevada corporation for the purpose of effecting the change in domicile; file Articles of Incorporation with the state of Nevada creating a Nevada corporation; enter into an Agreement and Plan of Merger with the newly formed Nevada corporation; and file a Certificate of Merger with both Utah and Nevada. Immediately following the merger, the Nevada corporation would be the surviving entity and the separate existence of the Utah corporation would cease. The change of domicile would become effective upon the filing date of the Certificate of Merger with the state of Nevada. The form of Articles of Incorporation of the proposed Nevada corporation, the Agreement and Plan of Merger, and

Certificate of Merger are attached to this proxy statement as Annex A, Annex B and Annex C respectively.

     VOTE REQUIRED
     -------------

     The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is requested to approve the proposal to change our domicile from Utah to Nevada.

     OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS APPROVE THE BOARD OF DIRECTORS RESOLUTION TO EFFECT A CHANGE OF DOMICILE FROM UTAH TO NEVADA AS SET FORTH ABOVE.


                                     2




                               PROPOSAL TWO:

                   AMEND OUR ARTICLES OF INCORPORATION TO
              EFFECT (a) A NAME CHANGE, (b) TO CHANGE THE PAR
                     VALUE ON OUR COMMON STOCK TO $.001
            AND (c) TO AUTHORIZE 50,000,000 SHARES OF PREFERRED
                        STOCK AT A PAR VALUE OF $.01

     You are being asked to vote to authorize our board of directors to amend our Articles of Incorporation to change the name of the corporation to Secured Diversified Investment, Ltd., or such other name as may be available, to change the par value of the Common Stock from $.005 to $.001, and to authorize 50,000,000 shares of Preferred Stock at a par value of $.01 per share, with the designation of rights, preferences and privileges of said preferred shares to be set by the board of directors.

     REASONS FOR THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION
     -----------------------------------------------------------

     By changing our name we believe we will better reflect our business plan to acquire assets and/or merge with businesses. We believe this new name will improve our marketability from a financial and public relations standpoint. By changing the par value on our Common Stock to $.001 we believe our par value will be the same as similar companies. Finally, we believe that having Preferred Stock will greatly increase our ability to attract and complete acquisitions and/or mergers in order to enhance our business plan.

     RESULTS OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION
     ----------------------------------------------------------

     Name Changes and changes to par value of common stock require the obtaining of a new CUSIP number and a new stock symbol, which are assigned by the CUSIP Service Bureau and the NASD respectively. Although the par value on the Common Stock would change to $.001, the total authorized, issued and outstanding Common Stock would remain unchanged. Finally, our company would be authorized to issue up to 50,000,000 shares of Preferred Stock with a par value of $.01 with the rights, preferences and privileges of said preferred shares to be set by our board of directors.




                                     3

     PROCEDURE FOR EFFECTING AMENDMENTS TO THE ARTICLES OF INCORPORATION
     -------------------------------------------------------------------

     Provided that proposals one and two of this proxy are approved, the form of amendments will be set forth in the Articles of Incorporation (Annex A) to be filed with the state of Nevada and will become effective upon the filing of the Certificate of Merger (Annex B). If proposal one is not approved and proposal two is approved, then the form of amendment to our Articles of Incorporation will be filed with the state of Utah as set forth and attached to this proxy statement as Annex D, and the amendments will become effective upon the filing of the amendment to our Articles of Incorporation with the state of Utah.

     The exchange of certificates is not required. Our transfer agent, however, will act as the exchange agent for purposes of implementing any exchange of stock certificates for those who wish to do so. No new certificates will be issued to any stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the name change and change in par value will continue to be valid and will represent the same number of shares with the old par value. Stockholders should not destroy any stock certificate. Stockholders desiring new certificate reflecting the name change and the change of par value to the Common Stock will be required to bear the costs of the exchange.

     NO DISSENTERS' RIGHTS
     ---------------------

     No dissenters' rights are available under the Utah Revised Business Corporation Act or under our Articles of Incorporation or Bylaws to any stockholder who dissents from this proposal.

     VOTE REQUIRED
     -------------
     The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is required to approve the proposed amendments to effect a name change of the corporation, to change the par value of the Common Stock and to authorize 50,000,000 shares of $.01 par value preferred shares.

          OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO EFFECT THE NAME CHANGE OF THE CORPORATION TO SECURED DIVERSIFIED INVESTMENT, LTD.,TO CHANGE THE PAR VALUE ON OUR COMMON STOCK TO $.001 AND TO AUTHORIZE 50,000,000 SHARES OF PREFERRED STOCK AT A PAR VALUE OF $.01




                                     4
                              PROPOSAL THREE:

                           ELECTION OF DIRECTORS

     The current Board of Directors contains one member and two vacancies. Following the director election held at the Special Meeting the Board of Directors will continue to consist of one member and two vacancies. It is anticipated that the two remaining vacancies will be filled in accordance with the provisions set forth in our bylaws.

     The following person, who is currently a member of the board of directors, has been nominated as a director for one year and until his successor is chosen and qualified.

     Ronald Robinson. Age 70.
     ------------------------
     For the last five years, Mr. Robinson has been principally engaged as a licensed real estate broker in both California and Nevada where he has been licensed for at least forty years. Mr. Robinson served in the US Air Force during the Korean War, obtained an undergraduate degree in business from the College of Los Angeles and later an LLB law degree from McGeorge College. Mr. Robinson does not currently sit on any other boards of directors.

     Management does not expect that the nominee will become unavailable for election as a director, but, if for any reason that should occur prior to the Special Meeting, the person named in the proxy will vote for such substitute nominee, if any, as may be recommended by Management.

     There were no material transactions between our company and any of our officers, directors or the nominee for election as director, any stockholder holding more than 5% of our Common Stock or any relative or spouse of any of the foregoing persons.

     VOTE REQUIRED
     -------------

     Approval of the nominee for election to the Board of Directors will require the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock represented at the Special Meeting in person or by proxy. The proxies which are executed and returned will be voted (unless otherwise directed) for the election as director the foregoing nominee.


     THE BOARD RECOMMENDS A VOTE "FOR" THE NOMINEE
      LISTED ABOVE

     Security Ownership of Directors and Executive Officers
     ------------------------------------------------------

     The following table sets forth the beneficial ownership of our Common Stock as of May 6, 2002, for each director and nominee, the President, the other executive officers, and for all directors and executive officers as a group.


                                     5

--------------------------------------------------------------------------
                                                     Options Currently
                                                     Exercisable
Name                          Common Stock           or within 60 days
--------------------------------------------------------------------------

Ronald Robinson               2,000,000*                 0

All directors and executive officers as a group ( 1 )
--------------------------------------------------------------------------

     *Although Ronald Robinson does not hold any Common Stock in his name, he may be deemed a beneficial owner of stock held by REIT Consultants, LLC because he is the manager of the LLC and may have investment power.

              Security Ownership of Certain Beneficial Owners

     As of May 1, 2002, our records and other information made available by outside sources indicated that the following stockholders were beneficial owners of more than five percent of our outstanding shares of Common Stock.

--------------------------------------------------------------------------

Name                                    Shares      Percent of Class
--------------------------------------------------------------------------

REIT Consultants, LLC                   2,000,000*  85%
1775 East Warm Springs Road, Ste. 10
Las Vegas, Nevada 89119

--------------------------------------------------------------------------

* As previously mentioned, Ronald Robinson is the manager of REIT
Consultants, LLC, a Nevada limited liability company, and may have investment power over the shares held by REIT Consultants, LLC, and therefore, may be deemed to be a beneficial owner.

             Meetings and Committees of the Board of Directors

     The board of directors currently has no standing Committees. During 2001 there were six meetings of the board of directors. All directors attended 75% of the meetings of the board of directors.

                         Compensation of Directors

     To date, no director has received any compensation for his services on the board of directors. We currently have not adopted any type of director compensation plan.



                                     6
                               PROPOSAL FOUR

                    ADOPT THE SDI 2002 STOCK OPTION PLAN

     DESCRIPTION OF SDI CORPORATION 2002 STOCK OPTION PLAN

     Provided that proposal one and two of this proxy are approved, we desire to adopt the SDI 2002 Stock Option Plan (the "Plan") attached hereto as Annex E. Under the Plan, our key employees, advisors and consultants (including directors and officers who are employees) may be granted options to purchase shares of our Common Stock.

     The Plan permits the granting of 500,000 shares of Common Stock at a price equal to one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted provided, however, that the price shall not be less than the par value of the Common Stock which is subject to the option. Further, no Incentive Stock Option may be granted to an employee owning Common Stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the Common Stock subject to the option at the time the option is granted and the option is not exercisable after the expiration of five years from the date of granting. The par value of our Common Stock is presently $.005 per share but in this proxy statement there is a vote to change the par value on the Common Stock to $.001 per share. No option may be granted under the Plan after the tenth anniversary of the adoption of the Plan. Unless otherwise specified by the board of directors, options granted under the Plan are Incentive Stock Options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code.

     ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the board of directors until such time as a Compensation Committee is appointed. Subject to the provisions of the Plan, the board of directors determine the employees who will receive options under the Plan, the number of shares subject to each option and the terms of those options, and interprets the Plan and makes such rules of procedure as the board of directors may deem proper.

     Upon the granting of any option, the optionee must enter into a written agreement with us setting forth the terms upon which the option may be exercised. Such an agreement will set forth the length of the term of the option and the timing of its exercise as determined by our board of directors. The Compensation Committee, or if there is none, our board of directors, in its sole discretion will determine the vesting schedule and exercise dates of any equity security granted under the Plan at the time each grant is made. No equity security granted under the plan shall be exercisable within six months of the date of grant without approval of our the Compensation Committee or our board of directors. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to us in cash.





                                     7

     Under the Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the option shall automatically terminate. If the termination is by reason of retirement, the optionee may exercise such portion of the option as has vested, within three months of termination or within the remaining term of the option, whichever is shorter. If the optionee dies while employed by us or our subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment but in no event may the option be exercised later than the date on which the option would have expired had the optionee not become disabled.

     FEDERAL INCOME TAX CONSEQUENCES

     With respect to the tax effects of non-qualified stock options, since the options granted under the Plan do not have a "readily ascertainable fair market value" within the meaning of the Federal income tax laws, an optionee of an option will realize no taxable income at the time the option is granted. When a non-qualified stock option is exercised, the optionee will generally be deemed to have received compensation, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares of Common Stock of the Company on the date of exercise of the option over the option price. The Company will withhold income and employment taxes in connection with the optionee's recognition of ordinary income as a result of the exercise by an optionee of a non-qualified stock option. The Company generally can claim an ordinary deduction in the fiscal year of the Company which includes the last day of the taxable year of the optionee which includes the exercise date or the date on which the optionee recognizes income. The amount of such deduction will be equal to the ordinary income recognized by the optionee. When stock acquired through the exercise of a non-qualified stock option is sold, the difference between the optionee's basis in the shares and the sale price will be taxed to the optionee as a capital gain (or loss).

     With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years after the date the option was granted or within one year after the shares were transferred to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.


                                     8
     If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

     CHANGES IN PLAN

     The Plan may be terminated, suspended, or modified at any time by the board of directors, but no amendment increasing the maximum number of shares for which option may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the shareholders of the Company. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the Plan.

     Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and, during the optionee's lifetime may be exercised only by the optionee. All of the Options previously issued under the prior plan remain unchanged and outstanding.

     VOTE REQUIRED

     The approval of the SDI 2002 Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock of our company voting in person or by proxy on the amendment. If the proposal is not approved by shareholders, it will not become effective.

     THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL FOUR ADOPTING THE SDI 2002 STOCK OPTION PLAN

                               PROPOSAL FIVE:

       TO AMEND OUR BYLAWS TO EFFECT A CHANGE IN OUR FISCAL YEAR END FROM OCTOBER 31 TO THAT OF A CALENDAR YEAR END OR DECEMBER 31

     REASONS FOR THE CHANGE IN FISCAL YEAR

     We believe changing our fiscal year to a calendar year end would bring us in line with the industry. We would have the standard year end and our quarters would be on the standard quarterly ends. In addition, we are considering qualifying for REIT tax status, and if we were to pursue REIT tax status, we would be required to have a calendar year end. Although we have not committed to pursue REIT tax status, in order to keep the REIT option open we desire to have a calendar year end.


                                     9

     PROCEDURE FOR CHANGING FISCAL YEAR END

     Our fiscal year end is set forth in our bylaws. To effect a change in fiscal year end, we would amend our bylaws to set forth the new fiscal year end.

     VOTE REQUIRED

      Although we are not required to have shareholder approval to change our fiscal year end, we desire to obtain the affirmative vote of a majority of the shares of Common Stock of the Company voting in person or by proxy on the amendment. If the amendment is not approved by shareholders, it may not become effective.

     THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL FIVE TO AMEND OUR BYLAWS TO CHANGE OUR FISCAL YEAR END FROM OCTOBER 31 TO A CALENDAR YEAR END OR DECEMBER 31

                               PROPOSAL SIX:

TO RATIFY THE ACTIONS OF OUR OFFICERS AND DIRECTORS

     We recommend that shareholders ratify the actions of our officers and directors for the last fiscal year and for the time period from the fiscal year end through the date of the special shareholder meeting.

     OTHER MATTERS

     We know of no other matters that are to be presented for action at the special meeting of stockholders other than those set forth above. If any other matters properly come before the special meeting of stockholders, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

     WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

     We file annual and quarterly reports with the Securities and Exchange Commission. Stockholders may obtain,without charge, a copy of the most recent Form 10-KSB (without exhibits) by requesting a copy in writing or by telephone from us at the following address:

                        Book Corporation of America
                       Attention: Investor Relations
                   1725 East Warm Springs Road, Suite 10
                          Las Vegas, Nevada 89119



                                     10

     The exhibits to the Form 10-KSB are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by May ___, 2002, to receive them before the special meeting of stockholders.

                              By order of the board of directors,


___________________, 2002     Ronald Robinson
                              President


STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

              Index of Annexes Attached to the Proxy Statement


ANNEX A   Articles of Incorporation of SDI, the new Nevada corporation

ANNEX B   Agreement and Plan of Merger

ANNEX C   Certificate of Merger

ANNEX D   Amendment to Book Corporation of America Articles of
          Incorporation

ANNEX E   SDI Stock Option Plan






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                                                          PRELIMINARY COPY

                        BOOK CORPORATION OF AMERICA

                                   PROXY

     The undersigned appoints Ronald Robinson with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Common Stock ("Common Stock"), of Book Corporation of America, ("BCAM") which the undersigned is entitled to vote at the special meeting of stockholders to be held at the offices of Book Corporation of America, 1725 East Warm Springs Road, Suite 10, Las Vegas, Nevada 89119, at 10:00 a.m., local time, on May ___, 2002, and at any adjournments or postponements thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and joint proxy statement and prospectus relating to, the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS OF BOOK CORPORATION OF AMERICA RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.


1. To approve a resolution of our board of directors to change the domicile of our corporation from Utah to Nevada:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

2a. Approval of the proposed amendment to the Articles of Incorporation to effect a name change of our corporation to Secured Diversified Investment, Ltd., or other such name as may be available:


     |_| FOR             |_| AGAINST              |_| ABSTAIN

2b. Approval of the proposed amendment to the Articles of Incorporation to change the par value on the Common Stock of our corporation from $.005 per share to $.001 per share:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

2c. Approval of the proposed amendment to the Articles of Incorporation to authorize 50,000,000 shares of Preferred Stock at a par value of $.01 per share, with the designation of rights, preferences and privileges to be determined by our board of directors:

     |_| FOR             |_| AGAINST              |_| ABSTAIN




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3.   To elect the following director to our Board of Directors to serve for a period of one year and until his successor shall be elected and qualified:

     Ronald Robinson          |_| FOR             |_| ABSTAIN

4. To adopt the SDI 2002 Stock Option Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code:

     |_| FOR             |_| AGAINST              |_| ABSTAIN


5. To amend our bylaws to effect a change in our fiscal year end from October 31 to a calendar year end or December 31:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

6. That the actions of our officers and directors for the last fiscal year, and for the period from the fiscal year end through the date of this special shareholder meeting, be and are hereby ratified:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

7. To transact any other business as may properly come before the meeting or at any adjournment thereof:

     |_| FOR             |_| AGAINST              |_| ABSTAIN


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If you do not sign and return this proxy card or attend the meeting and vote by ballot, your shares cannot be voted. If you wish to vote in accordance with the board of directors' recommendations, just sign where indicated. You need not mark any boxes.

     Please sign your name below exactly as it appears hereon. When shares of Common Stock are held of record by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.


                              Dated: ______________, 2002



_______________________________         __________________________________
Signature (Title, if any)                    Signature if held jointly

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


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